FIRST AMERICAN FUNDS, INC.

     CLASS A, CLASS B, CLASS C, CLASS D, CLASS I, CLASS S AND CLASS Y SHARES


              Supplement dated September 24, 2001 to the Prospectus
                            dated September 24, 2001

      THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED SEPTEMBER 24, 2001. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS.
        TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-637-2548


Effective September 24, 2001, the sections of each First American Funds, Money Market Funds, Class A, Class B, Class C, Class D, Class I, Class S and Class Y shares Prospectuses regarding How To Buy Shares and How to Sell Shares are amended by adding the following to such sections:

The funds will accept purchase and sale orders, even if the New York Stock Exchange is closed, on those days on which the Fed wire is open, the primary trading markets for the funds' portfolio instruments are open and the funds' management believes there is adequate liquidity to meet redemption requests. You should contact your financial institution or service agent to insure that such institution or agent can process any transactions in a timely fashion. The funds will not accept exchanges from other funds unless the New York Stock Exchange is open.